Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company’s Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company’s Indenture of Mortgage and Deed of Trust dated as of September 1, 1944 and/or of one or more new series of Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company’s Indenture dated as of September 10, 1999 in support of such Preferred Securities and the Guarantees related to the Preferred Securities, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July 2008.

/s/ Laurie A. Delano Laurie A. Delano

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company’s Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company’s Indenture of Mortgage and Deed of Trust dated as of September 1, 1944 and/or of one or more new series of Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company’s Indenture dated as of September 10, 1999 in support of such Preferred Securities and the Guarantees related to the Preferred Securities, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July 2008.

/s/ Kenneth R. Allen Kenneth R. Allen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company’s Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company’s Indenture of Mortgage and Deed of Trust dated as of September 1, 1944 and/or of one or more new series of Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company’s Indenture dated as of September 10, 1999 in support of such Preferred Securities and the Guarantees related to the Preferred Securities, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July 2008.

/s/ Ross C. Hartley Ross C. Hartley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company’s Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company’s Indenture of Mortgage and Deed of Trust dated as of September 1, 1944 and/or of one or more new series of Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company’s Indenture dated as of September 10, 1999 in support of such Preferred Securities and the Guarantees related to the Preferred Securities, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July 2008.

/s/ Bill D. Helton Bill D. Helton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company’s Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company’s Indenture of Mortgage and Deed of Trust dated as of September 1, 1944 and/or of one or more new series of Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company’s Indenture dated as of September 10, 1999 in support of such Preferred Securities and the Guarantees related to the Preferred Securities, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July 2008.

/s/ D. Randy Laney D. Randy Laney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company’s Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company’s Indenture of Mortgage and Deed of Trust dated as of September 1, 1944 and/or of one or more new series of Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company’s Indenture dated as of September 10, 1999 in support of such Preferred Securities and the Guarantees related to the Preferred Securities, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July 2008.

/s/ Julio S. Leon Julio S. Leon

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company’s Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company’s Indenture of Mortgage and Deed of Trust dated as of September 1, 1944 and/or of one or more new series of Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company’s Indenture dated as of September 10, 1999 in support of such Preferred Securities and the Guarantees related to the Preferred Securities, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July 2008.

/s/ Myron W. McKinney Myron W. McKinney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company’s Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company’s Indenture of Mortgage and Deed of Trust dated as of September 1, 1944 and/or of one or more new series of Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company’s Indenture dated as of September 10, 1999 in support of such Preferred Securities and the Guarantees related to the Preferred Securities, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July 2008.

/s/ B. Thomas Mueller B. Thomas Mueller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company’s Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company’s Indenture of Mortgage and Deed of Trust dated as of September 1, 1944 and/or of one or more new series of Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company’s Indenture dated as of September 10, 1999 in support of such Preferred Securities and the Guarantees related to the Preferred Securities, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July 2008.

/s/ Mary M. Posner Mary M. Posner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or Preference Stock and/or of one or more new series of Unsecured Debt Securities issued under the Company’s Indenture dated as of September 10, 1999 and/or of one or more new series of First Mortgage Bonds issued under the Company’s Indenture of Mortgage and Deed of Trust dated as of September 1, 1944 and/or of one or more new series of Preferred Securities, one or more new series of Junior Subordinated Debentures issued under the Company’s Indenture dated as of September 10, 1999 in support of such Preferred Securities and the Guarantees related to the Preferred Securities, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July 2008.

/s/ Allan T. Thoms Allan T. Thoms